UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

              DATE OF EARLIEST REPORTED EVENT - SEPTEMBER 12, 2005

                        XL GENERATION INTERNATIONAL INC.
             (Exact name of Registrant as specified in its charter)

             NEVADA                     333116045                20-0909393
(State or other jurisdiction of       (Commission              (IRS Employer
         incorporation)               File Number)        Identification Number)

                           460 Saint-Gabriel, Suite 21
                        Montreal, Quebec, Canada H2Y 2Z9
                    (Address of principal executive offices)

                                 (514) 397-0575
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01: Entry into a Material Definitive Agreement.

On September 12, 2005, XL Generation AG ("XLG"), a wholly-owned subsidiary of XL Generation International Inc., entered into a loan agreement with Capex Investments Limited (the "Loan Agreement"). Pursuant to the Loan Agreement, XLG has borrowed an additional sum of $500,000 from Capex Investments Limited, bringing the total amount of XLG's current obligations to Capex Investments Limited to $2,000,000. This $2,000,000, and all interest accrued thereon, will be due in five equal annual installments, commencing six months from the date of the Loan Agreement.

Item 9.01: Financial Statements and Exhibits.

Exhibit 99.1: Loan Agreement between Capex Investments Limited and XL Generation AG, dated as of September 12, 2005.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, XL Generation International Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        XL GENERATION INTERNATIONAL INC.
Dated: September 14, 2005


                                        By: /s/ Alain Lemieux
                                            -----------------------------
                                            Name:  Alain Lemieux
                                            Title: President, Chief Executive
                                                   Officer, and Director


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